OMEGA PROTEIN®

Healthy Products for a Healthy World®

July 2008 Exhibit 99.1

The information presented herein may contain predictions, estimates and other forward-
looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934.  Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved.  Important factors that could cause actual results to differ materially from those included in the forward looking statements include:  (1) the Company’s ability to meet its raw material requirements through its annual menhaden harvest, which is subject to fluctuations due to natural conditions over which the Company has no control, such as varying fish population, fish oil yields, adverse weather conditions and disease; (2) the impact of worldwide supply and demand relationships on prices for the Company’s products; (3) Omega Protein’s expectations regarding demand for OmegaPure® proving to be incorrect; and (4) fluctuations in the Company’s quarterly operating  results due to the seasonality of the Company’s business and its deferral of inventory sales based on worldwide prices for competing products.  These and other factors are described in further detail in Omega Protein’s filings with the Securities and Exchange Commission, including its
2006 Annual Report on Form 10K under the headings, “Management’s Discussion and
Analysis of Financial Condition” and “Risk Factors.” Omega Protein cautions you not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation, and Omega Protein undertakes no obligation to update this information.
Omega Protein urges you to carefully review and consider the disclosures made in this presentation and its filings with the Securities and Exchange  Commission that attempt to advise interested parties of the risks and factors that may affect its business.
Some of the information presented is derived from third-party sources and, while the
Company believes the data to be reliable, the Company has made no independent investigation of these third-party sources or attempted to verify the veracity of the third-
party data in any way.

•
Founded in 1913
•
Approximately 1,100 employees
•
North America’s largest producer of fish meal
•
One of world’s largest fish oil producers
•
Attractive and growing target markets
– Specialty animal feeds
– Aquaculture feeds
– Functional foods
Company Overview

Office, Plant and Warehouse Locations Office, Plant and Warehouse Locations East Dubuque, IL Moss Point, MS Abbeville, LA Cameron, LA Avondale, LA Houston, TX Reedville, VA St, Louis, MO Norfolk, VA

Menhaden
(Brevoortia
tyrannus, Brevoortia
patronus)
Female can lay up to 400,000 eggs per year.
Source: Amendment 1 to the Interstate Fishery Management Plan for Atlantic Menhaden.
Atlantic States Marine Fisheries Commission, July 2001, p.5.

NATIONAL OCEANIC AND ATMOSPHERIC ADMINISTRATION

NOAA

U.S. DEPARTMENT OF COMMERCE

Menhaden:  The Sustainable Resource
“The status of the stock coastwide
is considered to be
healthy based on newly recommended benchmarks
developed in the latest peer-reviewed stock assessment.”
-
National Marine Fisheries Service (2006 Stock Assessment)
“The stock is not considered to be over-fished, nor is over-
fishing occurring.”
- 2006 Stock Assessment Report for Atlantic Menhaden.
Atlantic Menhaden Technical Committee, September 26, 2006, p. ii
“…NMFS reports a numerical by-catch incidence (i.e., fish
that are unintentionally caught) of less than 0.1 percent for the menhaden fishing industry.”
- “Substances Affirmed as Generally Recognized as Safe: Menhaden Oil,”
Agency: FDA, Department of HHS.  Federal Register:  January 15, 2004,
CFR Part 184.  Docket Number 1999p-5332.

Purse Seine Fishing

FRIEND OF THE SEA©

Sustainable Fish

PRODUCT CERTIFICATE

Certificate No. 0006-2008-W

This is to Certify that Fish Meals and Fish Oils

produced by **Omega Protein Inc.**, USA

from

Atlantic and Gulf Menhaden

(Brevoortia tyrannus, Brevoortia patronus)

caught by Purse Seiners in the West Atlantic,

has been found to conform to

Friend of the Sea Criteria for Sustainable Fisheries.

Original certification date:

19th of May 2008

Compliance of the certified product to the Friend of the Sea Criteria has been verified by:

SGS USA

This Certificate is valid until:

19th of May 2013

For the Unit

FRIEND OF THE SEA

Paolo Bray

Director

Lack of fulfilment of conditions as set out in the Licensing Agreement may render this Certificate invalid

C:\Friend of the Sea\Approved Products Certificates\FOS C0006208W Menhaden Omega Protein Inc.pdf

Associazione Friend of the Sea – Via Felice Casati, 12 – 20124 – Milano – I - www.friendofthesea.org Tel & Fax: 0039.02.29537094 Tel: 0039.348.5650306

• Not overfished • Fishing methods cannot impact the seabed • Low by-catch

Agriproducts

Slaughterhouse/Packer Processing Plant Hog Farmer Pet Food Retailer Aqua Producer Feed Manufacturer Feed Manufacturer Feed Manufacturer Swine Pet Aquaculture Food Store Food Store Feed to Food

Top 20 Feed Manufacturers:  2007
Company Headquarters
Production Capacity
(000)
Cargill/Agribrands USA 17,500
Charoen Pokphand Thailand 15,200
Land O’Lakes USA 11,500
Tyson Foods USA 10,000
Zen-noh Co-operatives Japan 7,800
Nutreco Netherlands 6,100
Ucaab Co-operatives France 4,000
ABNA UK 3,800
Smithfield USA 3,600
Sadia Brazil 3,500
Provimi Netherlands 3,300
ADM Alliance Nutrition USA 3,200
Hope Group China 3,200
Ridley Australia 3,200
Perdigao Brazil 3,000
Bachoco Mexico 2,900
Perdue Farms USA 2,600
Glon France 2,600
DLG Denmark 2,500
Evialis France 2,400
Source:  Gill, C. (2006, October). Top 25 companies. Feed International, 27(9), 10.

Omega Protein’s Products Omega Protein’s Products Menhaden Fish Oil Fish Meal Fish Solubles FAQ Aqua Oil Crude Oil

Fish Meal

World Meal Production 2007 Soybean 77% Other 1% Fish 3% Sunflower 6% Rapeseed 13% Source: Mielke, T (2008). Oil World Annual 2008 Vol. 1 – up to 2007/08. Hamburg, Germany: ISTA Mielke GmbH.

0
2,000
4,000
6,000
8,000
2001 2002 2003 2004 2005 2006 2007
Global Fish Meal Output
US Peru Chile EU-27 Rest of World
Source:  Mielke, T (2008). Oil World Annual 2008 Vol. 1 -
up to 2007/08. Hamburg Germany: ISTA Mielke
GmbH.
6,403 6,468 5,611 6,417 6,086 5,464 5,441

Omega Protein Fish Meal Production
57,833
99,049
34,661
122,140
40,795
102,406
29,016
109,922
30,944
105,203
19,250
127,695
23,605
119,521
0
50,000
100,000
150,000
200,000
2001 2002 2003 2004 2005 2006 2007
FAQ Specialty

Market Prices Source: The Jacobsen

Price Ratio of Fish Meal vs. Soya Meal

Based on Weekly Prices in N.W. Europe

7
6,5
6
5,5
5
4,5
4
3,5
3
2,5
2
2007/08 (until April 24)
2006/07
2005/06
Average (a)
Oct
Nov
Dec
Jan
Feb
Mar
April
May
June
July
Aug
Sep

(a) 10-year average from Oct 1994 until Sept 2004.

Internet: www.oilworld.biz 28 Apr 2008
© ISTA Mielke, Oil World, Hamburg

Omega Protein Average Price per Ton Fish Meal $348 $407 $469 $498 $537 $562 $646 $799 $0 $200 $400 $600 $800 $1,000 2000 2001 2002 2003 2004 2005 2006 2007 Current Spot as of 06/26/08 $900

Omega Protein Fish Meal Markets Dairy 10% Swine 30% Poultry 4% Aqua 42% Pet 11% Other 3% Aqua 18% Pet 11% Poultry 20% Dairy 12% Other 2% Swine 37% 2000 2007

Fish Oil

Global Production of Oils and Fats
2007
Sunflower
8%
Palm Oil
29%
Other Oils
15%
Fish Oil
1%
Rapeseed
14%
Butter
5%
Soybean Oil
28%
Source: Mielke, T. (Ed.). (2007). Oil World
Annual.
Hamburg, Germany: ISTA Mielke GmbH, (Oils &
Fats, Summary 3).

Source: Mielke, T (2008).
Oil World Annual 2008 Vol. 1 - up to
2007/08.
Hamburg, Germany: ISTA Mielke GmbH.
1,127 946 1,006 1,129 988 1,021 1,060
0
200
400
600
800
1,000
1,200
2001 2002 2003 2004 2005 2006 2007
Global Fish Oil Output
USA Peru Chile EU-27 Rest of World

Prices of veg. oils and meals will set new records in Jan/Dec 2008 - - also bullish for fish oil and meal.

Only moderate downward potential for prices in 2009.

Annual Average Prices in Rotterdam (US-$/T)
1350
1250
1150
1050
950
850
750
650
550
450
350
250
Rape Oil
Soya Oil
Crude Palm Oil
76 78 80 82 84 86 88 90 92 94 96 98 '00 '02 '04 '06 '08
Prices from Jan 1977 until Dec 2009

Internet: www.oilworld.biz 28 April 2008
© ISTA Mielke, Oil World, Hamburg

Omega Protein Fish Oil Markets Beef 14% Agronomy 1% Industrial 3% Dairy 1% Aquaculture 67% Pet 12% Swine 2% 2000 2007 Hydrogenation 80% Beef 13% Aquaculture 7%

Omega Protein’s Average Price per Ton
Fish Oil
as of 06/26/08
$1600
$215
$313
$461
$459
$540
$594
$652
$787
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
2000 2001 2002 2003 2004 2005 2006 2007 Current
Spot

Refined Oil Price History 0.3 0.4 0.5 0.6 0.7 0.8 0.9 1 1.1 1.2 1.3 Crude VPG

Refined Oil Markets (2006)
Total Volume: 9,596 MT
Aquaculture
17%
Dairy
7%
Equine
2%
Industrial
19%
Pet
47%
Poultry
2%
Agronomy
3%
Swine
3%
Refined Oil Markets (2007)
Total Volume: 11,264MT
Aquaculture
7%
Industrial
14%
Pet
66%
Dairy
3%
Agronomy
3%
Swine
5%
Poultry
2%

Developing Markets
•
Aquaculture:
Increasing demand for
farmed salmon and other seafood.
•
Pets:
Rising pet ownership and demand
for balanced foods (Omega-3s).
•
Swine:
Demand for pork increasing,
especially in developing countries.

Refined Oil Shipments $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 2002 2003 2004 2005 2006 2007 Virginia Prime Silver Virginia Prime Gold

Shrimp Aquaculture Atlantic Salmon Trout Cobia Tilapia Catfish Striped Bass Redfish Alligator Crawfish Cod Red Snapper

VETERINARIAN
Hill's
SCIENCE DIET
RECOMMENDED
puppy
small bites
PROVEN
Superior Nutrition
DRY DOG FOOD

PURINA
ONE
ADULT DOG
HEALTHY WEIGHT
FORMULA

Adult Large
Adult Large
IAMS

Pet Food

Nutro
NATURAL CHOICE
COMPLETE
CARE
Kitten

PURINA
Cat
Chow
COMPLETE FORMULA

Eukanuba
BREED NUTRITION
Cavalier King
Charles Spaniel

Sales Forecasts of Pet Products by Region
(billions)
15.1% $67.0 $58.3 WORLD
22.9% 0.69 0.56 Africa/Middle East
17.4% 2.0 1.7 Australasia
13.8% 7.9 7.0 Asia Pacific
40.2% 5.5 3.9 Latin America
11.3% 24.7 22.2 North America
72.9% 2.7 1.6 Eastern Europe
10.1% $23.5 $21.4 Western Europe
% Change 2010 2005 Region
Source: Phillips, T. (2007, January). The petfood
market in 2010. Petfood
Industry, 49(1), 6
(Euromonitor International).

14.1 $48,017.8 $42,077.8 Total cat and dog food
11.9 $18,099.9 $16,174.4 Total cat food
20.1
$     756.1 $     629.5
Cat treats and mixers
1.5 $  2,342.6 $  2,306.9 Economy cat food
8.3 $  7,093.8 $  6,548.8 Mid-priced cat food
18.2
$  7,907.3 $  6,689.2
Premium cat food
15.5 $29,917.9 $25,903.4 Total dog food
19.8
$  4,786.1 $  3,994.9
Dog treats and mixers
10.5 $  4,214.4 $  3,815.1 Economy dog food
9.8 $10,077.9 $  9,180.7 Mid-priced dog food
21.6
$10,839.6 $  8,912.7
Premium dog food
% Growth
2010 2005 Category
Global Sales of Dog and Cat Food
Source: Euromonitor
2006. Higgins, E. (2006, September). Global Growth Trends. Petfood
Industry, 48(9), 24

ADM

SEABOARD farms

LAND O LAKES Feed

KENT

AKEY

Hubbard Feeds Inc.
Products and Answers that WORK®
HUBBARD

Premium Standard FARMS

SOUTHERN STATES

Swine

The World Market Demand for Meat Source: Hartog, L. (2005, April). Global Perspective on Integrated Pork Production. Presented at the London Swine Conference, England.

Market Dynamics
• More pork is consumed in the world than
any other meat.
–
Pork production: 93 million tons
–
Chicken production: 72 million tons
–
Beef production: 60 million tons
• Pork production is increasing rapidly in
developing countries.
Source:  Nierenberg, D. “Meat production and consumption grow”. Mindfully. Retrieved May 24, 2007, from Mindfully.org Web site:
http://www.mindfully.org/Food/2003/Meat-Production-WorldwideMay03.htm

Pork Production
2003 Pork Production by Country Historical and Projected Pork Production
Source: Speedy, A. Overview of world feed protein needs and supply.
Retrieved May 24, 2007, from FAO Corporate Document Repository
Web site: http://www.fao.org/docrep/007/y5019e/y5019e05.htm
1.76 Denmark
1.80 Vietnam
1.91 Canada
2.20 Poland
2.35 France
2.60 Brazil
3.20 Spain
4.12 Germany
8.93 USA
43.46 China
Pork Production (%) Country
Source: Hartog, L.  (2005, April).  Global Perspective on
Integrated Pork Production. Presented at the London
Swine Conference, England.

CLEMSON
UNIVERSITY

UF UNIVERSITY of FLORIDA
The Foundation for The Gator Nation

CORNELL UNIVERSITY
FOUNDED A.D. 1865

MISSOURI

PURDUE
UNIVERSITY

K-STATE
Kansas State University

UK

LSU

ATM

Colorado State University

VirginiaTech
Invent the Future

AUBURN
UNIVERSITY

UCDAVIS
UNIVERSITY OF CALIFORNIA

Universities Utilizing Omega Protein’s Fish Oil for Research

Research (Meal and Oil)
Horses:
Improved reproductive function (sperm output and motility)
University of Arizona
Lower exercising heart rates and improved recovery time
University of Kentucky
Improved immune response
University of Florida
Improved athletic response-inflammation
Texas A&M University
Swine:
Increased average daily gain vs. other products
Kansas State University
Superior fatty acid profile improves immunity in baby pigs
University of Missouri
Improved reproductive performance
Kansas State University
Improved number of pigs per litter
Kansas State University
Aquaculture:
Improved feed conversion (trout) vs. plant protein
Purdue University
Omega-3 deposition in catfish flesh
Mississippi State University
Improved digestibility in shrimp vs. Mexican fish meal
University of Nuevo Leon
Pets:
Improved skin and coat condition
Cornell University/Iams
Improved healing (wound and surgery)
Auburn University
Improved cancer longevity (lymphoma)
Hills
Improved trainability of puppies
Iams

World  Population Growth
Industrial Agricultural Hunter-Gatherer
1850 1
1930 2
1960 3
1976 4
1986 5
2006 6
(-4x10
6
years) (-10,000 years) 1800 1900 2000
Source: Leaf and Weber Am J Clin Nutr 1987;45:1048-1053

n-6 / n-3 ratio
1:1
15:1 to 25:1
Hunter-Gatherer
Agricultural
Industrial
% CALORIES FROM FATS
40
30
20
10
0
Total Fat
Saturated
Coronary Artery Disease
n-6
n-3
(-4 x 10⁶ years)
(-10,000 years)
1800
1900
2000
TIME (years)

0.02
lbs/pers/year-1909
25.0
lbs/pers/year-1999
Source:  J. Hibbeln, M.D., National Institute of Health, Bethesda, MD
Soy oil production for food consumption
USA, 1909-1999
Year
1900 1920 1940 1960 1980 2000
0
5
10
15
20
25
30

Estimated Fatty Acid Content
Source:  Am J Clin Nutr 2006; 83(suppl): 14835-935
1,436 439 Atlantic salmon
1,173 96 Bluefin tuna
928 735 Freshwater trout
0 65,700 Sunflower oil
0 51,000 Soybean oil
0 41,300 Sesame oil
0 20,300 Canola oil
0 7,900 Olive oil
mg/100g mg/100g
Omega-3 (EPA + DHA) Omega-6

• Most vegetable oils • Corn • Soy • Canola • Safflower • Sunflower • Breads and Baked Goods • Cereals • Eggs and poultry • Nuts Foods Rich in Omega-6 Fatty Acids

Dyerberg and Bang Study
2.8% 13.7% Omega-3
10.0% 5.4% Omega-6
Danish Greenland Eskimo
Food Composition
34.7% 5.3%
Danish Greenland Eskimo
Ischemic Heart Disease
Source:  Dyerberg J. Observations on populations in Greenland and Denmark.  In:  Barlow SM. Stansby
ME, eds. Nutritional evaluation of long-chain fatty acids in fish oil.  New York, NY: Academic
Press, 1982:245-61.

PDAY Study
Heart Disease Begins in Childhood
Source:  PDAY results, Art. Thromb. Vasc. Biol. 19:753-761(1999)
100% of 15 - 19 age group already had atherosclerosis!
Prevention must begin in childhood!
30% 40% 30 – 34
10% 20% 15 – 19
Coronary Artery Aorta Age
% of Subjects Showing Damage to:
Autopsied 2,875 persons aged 15 to 34 who died of external causes.

More Omega-3 = Less CHD 0 50 100 150 200 25 35 45 55 65 75 85 Greenland Japan Spain United States Source: Lipids 38, 317-321 (April 2003) % Omega-6 in Tissue HUFA

Omega-3 Food Introductions (1996 –May 2008) Fish 139 OmegaPure fortified 12 Long-chain fortified 46 Short-chain fortified 428 Source: Datamonitor Product Scan Online Database.

The Future of Fish Oil
Source: Packaged Facts: Omega-3 Foods and the U.S. Food and Beverage Market, March 2007
28.6% 71.4%
70.0% 30.0%
100.0%
0.0% 20.0% 40.0% 60.0% 80.0% 100.0%
2011
2006
2002
Percent Share of ALA vs DHA/EPA 2002-2011
ALA EPA and DHA

Omega-3 Consumer Awareness
• 78% relate fish oil to reduced risk of heart disease
43% already consuming
39% likely to consume
• 55% relate fish oil to cognitive development
45% already consuming
34% likely to consume
Source: Packaged Facts: Omega-3 Foods and the U.S. Food and Beverage Market, March 2007
Awareness of fish oil
is 25% higher than that of
Omega-3 fatty acids .

100.0
400.0
820.0
1,399.7
2,000.2
3,500.3
4,798.9
5,499.5
6,104.4
7,001.7
$0
$2,000
$4,000
$6,000
$8,000
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
Source: Packaged Facts: Omega-3 Foods and the U.S. Food and Beverage Market, March 2007
75% 37% 15% 11% 15% Percent increase:
* These numbers include flax
Retail Sales of Omega-3 Fortified Products*

Food-Grade Menhaden Potential

140
120
100
80
60
40
20
0
China
World excluding China
50
55
60
65
70
75
80
85
90
95
00
04

Global Capture Production
Source: “The State Of World Fisheries And Aquaculture.” FAO Fisheries and Aquaculture Department.
Food And Agriculture Organization Of The United Nations. Rome 2007
Metric Tons

Global Capture Production
95.6
93.1 93.3
90.5
95.0
93.8
0
10
20
30
40
50
60
70
80
90
100
2000 2001 2002 2003 2004 2005
Source: “The State Of World Fisheries And Aquaculture.” FAO Fisheries and Aquaculture Department.
Food And Agriculture Organization Of The United Nations. Rome 2007

Source: Christopher Lischewski. The Global Seafood Industry: A Perspective on Consumption and Supply. Retrieved on May 23, 2008.
http://www.bob-russell.net/Seafood/web/presentations/Lischewski%20-%20SeafoodGlobalConsumptionAndSupply0220306.doc
Figure Source: United Nations Department of Economic and Social Affairs/Population Division World Population to 2300 Retrieved on May 23, 2008.
http://www.un.org/esa/population/publications/longrange2/WorldPop2300final.pdf
•
By 2025, the
global
population is
expected to
grow to 8.5
billion.
•
Assuming no
increase in per
capita seafood
consumption,
global seafood
demand during
this period
would grow by
a further 50
million tons.
Global Population Projection

Global Utilization of Production
0
20
40
60
80
2000 2001 2002 2003 2004 2005
Human Consumption Non-food uses
Source: “The State Of World Fisheries And Aquaculture.” FAO Fisheries and Aquaculture Department. Food And
Agriculture Organization Of The United Nations. Rome 2007

Global Aquaculture Production
35.5
37.9
40.4
42.7
45.5
47.8
25
35
45
2000 2001 2002 2003 2004 2005
Source: “The State Of World Fisheries And Aquaculture.” FAO Fisheries and Aquaculture Department.
Food And Agriculture Organization Of The United Nations. Rome 2007

-4
-3
-2
-1
0
1
2
3
4
5
6
7
Projected Protein Consumption Shift in U.S. Population, 2000-2020
Beef Pork Poultry Seafood
Source: H.M. Johnson. “An analyses to assess the demographic future of seafood service markets.” Vision 2020
Annual Report on the United States. United States Department of Agriculture.

BACK PORTION, DRESSED
HEAD - DRESSED
WASTE - Gills
WASTE - Entrails
BELLY PORTION, DRESSED

- 25.2% of total weight (E) Waste
- 24.5% of total weight (D) Belly Flaps
- 36.3% of total weight (C) Dressed backs
- 14.0% of total weight (B) Dressed heads
- Av. fork length 185 mm, av. wt. 126.9 g. (A) Whole Fish
Typical Composition
FGGM
5.19% 4.15% 3.50% 7.07% 4.61% Ash
10.01% 16.55% 17.22% 14.36% 15.29% Protein
20.57% 22.14% 14.24% 16.14% 17.85% Fat
59.14% 58.31% 64.13% 61.15% 61.27% Moisture
E D C B A Proximate Composition
Food-Grade Gulf Menhaden

Mahi Mahi Dolphin fish
Chilean Sea Bass Patagonian toothfish
Orange Roughy Deep Sea Perch
Black Kingfish
Lemon Fish
Cobia
Pink Salmon Humpback Salmon
Marketed Name Original
Fish Names Changed for Marketing Purposes

Financial Review

Revenue and Profitability Trends
Actual
($ in millions, except per share data)
2004 2005 2006 2007 Q1 2008 TTM
Sales 120 $       110 $       140 $       157 $       36 $       162 $
   % Growth
-8.3% 27.3% 12.1%
Gross Profit % 12.9% 16.3% 16.6% 22.1% 22.9% 22.6%
EBITDA (TTM less one time charges) 16 $         16 $         23 $         30 $         35 $       35 $
Net Income (GAAP) 3.2 (7.2)          4.6 12.1 1.9 16.3
Basic Earnings per Share (GAAP) 0.13         (0.29)        0.19         0.72         0.11       0.91
  Basic Shares 24.5         25.0         24.3         16.8         17.5      17.5
Capital Expenditures 23 18 20 8 5 10
Historical
Revenue in Millions
100
119
138
156
175
2004 2005 2006 2007
Gross Profit Percentage
10%
14%
17%
21%
24%
2004 2005 2006 2007
EBITDA in Millions
10
16
23
29
35
2004 2005 2006 2007

Cash, Debt and Leverage Statistics
Dec. 31 Dec. 31 March 31
2006 2007 2008
Cash 8.0 $        19.3 $        25.9 $
Title XI Debt 27.7 31.1 29.9
Bank of America Debt - 34.1 33.3
Ableco Debt 47.5 - -
Total Debt 75.2 $      65.2 $        63.2 $
Total Shareholders Equity 101.1 $    118.5 $      124.1 $
EBITDA 22.6 30.4 35.4
Key Credit Statistics
Total Debt/Equity 74% 55% 51%
Net Debt/EBITDA 3.0 1.5 1.1
Total Debt/EBITDA 3.3 2.1 1.8
Debt Maturity Schedule
$7.7
$6.3
$9.4 $9.6
$13.9
$18.3
$0
$5
$10
$15
$20
2008 2009 2010 2011 2012 Thereafter

Syndicated Loan Market Overview

Current Middle Market Conditions

MIDDLE MARKET VOLUME

($ Bn)
60
30
0
1Q01
3Q04
1Q08
Non-sponsored
Sponsored

% of BANKS LOOSENING STANDARDS

45%
-15%
-75%
Jan-99
Jan-08
Net Lenders Loosening
Change in Borrower Demand

MIDDLE MARKET TRANCHE TYPES

100%
50%
0%
2005
2007
1Q08
RC
TLA
Inst.
Other

(1) For Avg. Middle Market Max. Leverage graph:
(*) N/A is due to lack of activity in 2H07 and 1Q08

Middle market conditions remain difficult alongside the broader market; however, pockets of demand remain available

- A 2H07 technical imbalance in the broader leveraged loan market also caused middle market conditions to shift in favor of investors
- Middle market volume continued to decline in 1Q08 as institutional and new money issuance fell. However, volume has been less impacted than in the broader leveraged market
- Both M&A and sponsor-backed middle market volume continued to decline with middle market transactions shifting heavily towards pro-rata execution, increasingly on a "club" basis
- Middle market borrowers with strong lender groups, a competitive niche, defensive industries, or solid asset coverage continue to find pockets of demand, albeit often at higher spreads and tighter structures
- Middle market spreads have widened significantly over the past quarter, narrowing the gap between non-sponsored and sponsored pricing levels. However, middle market spreads vary widely, driven by the borrower-specific situation, sponsor, relationship returns and risk-return requirements
- Structural integrity and an emphasis on credit fundamentals characterize current investor focus

AVG. MIDDLE MARKET MAX. LEVERAGE[1]

(Max. Debt / EBITDA)
8.0x
4.0x
0.0x
Current
Non-sponsored: 3.19x
Sponsored: NA
N/A
N/A
2002
2005
1Q08
Sponsored
Non-sponsored

MMKT ISSUANCE BY PURPOSE 1Q08

Debt Repay 0.4%
Other 4%
Workin g Cap. 7%
Gen. Corp. 49%
M&A 40%

MIDDLE MARKET SPREADS

(L+bps)
450
350
250
Current
434
419
1Q04
1Q08
Non-Sponsored
Sponsored

Bank of America

30

Basis Points
Q1 2004
Q2 2004
Q3 2004
Q4 2004
Q1 2005
Q2 2005
Q3 2005
Q4 2005
Q1 2006
Q2 2006
Q3 2006
Q4 2006
Q1 2007
Q2 2007
Q3 2007
Q4 2007
Q1 2008
Present

Middle Market Spreads (Source: Bank of America) 150 250 350 450 Sponsored Non-Sponsored Omega Protein Cerberus BoA Debt

OMEGA PROTEIN®

Healthy Products for a Healthy World®

July 2008